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                                                                   EXHIBIT 10.11

                                 PROMISSORY NOTE

Independence, Ohio JANUARY 5 , 2004 $ 200,00.00 NINETY ONE (91) DAYS AFTER DATE, THE UNDERSIGNED (JOINTLY AND SEVERALLY, IF MORE THAN ONE) PROMISES TO PAY TO THE ORDER OF

                                INDEPENDENCE BANK
                             (herein called "Bank")

TWO HUNDRED THOUSAND AND NO/100 DOLLARS at its office in the City of Independence, Ohio, with interest after date (on a 360 day basis, but computed on actual days) at a rate of 2.00% per annum above the best (prime) commercial rate from time to time in effect at the Bank, payable AT MATURITY . Upon default I payment of any principal or interest when due, or upon any other default under the terms of this note, the principal of and unpaid interest on this note shall, thereafter until paid, bear interest at the rat of two percent (2%) per annum above the rate provided in this note, for interest prior to maturity, but in no event shall the rate before or after maturity exceed the maximum rate permitted by law. Any change in said interest rate shall be effective on the day of such change in the best rate of the Bank. The payee and all subsequent holders of this note shall have the right to accelerate maturity and to require collateral or additional collateral, if the payee or holder shall in good faith deem itself insecure at any time.

       The undersigned and, if more than one, each of the undersigned, hereby authorizes any attorney at law to appearing court of record in the State of Ohio or in any other state or federal district of the United States at anytime or items after the above sum becomes due, and waive the issuance and service of process and confess judgment against any one or more of them severally or jointly in favor of any holder of this note for the amount then appearing due, together with the costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, it being understood that no judgment against less than all of the undersigned shall bar any subsequent judgment against the others or any thereof, and that should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be used for obtaining an additional judgment of judgments.

       A. (JURY TRIAL WAIVER) BORROWER AND ANY GUARANTOR, TO THE EXTENT PERMITTED BY LAW, EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN BANK, BORROWER AND/OR GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESPECIALLY BETWEEN EACH OF THEM AND BANK IN CONNECTION WITH THIS NOTE OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO, THIS WAIVER SHALL NOT I ANY WAY AFFECT, WAIVE, AMEND OR MODIFY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OR JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS NOTE, ANY GUARANTY OF PAYMENT OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT RELATED THERETO.

       WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FORM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNING GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

ADDRESS: 230 WEST MAIN STREET              AMERICAN STONE INDUSTRIES, INC.
         SOUTH AMHERST, OHIO 44001     BY: /s/ Russell Ciphers Sr.
                                           -------------------------------------
LOAN NO. _________________________         RUSSELL CIPHERS SR., PRESIDENT & CEO
DUE      04-05-04

                                  Exhibit 10.11
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